UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RS VARIABLE PRODUCTS TRUST
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCRIPT

HELLO MY NAME IS                    AND I AM CALLING ON A RECORDED LINE ON BEHALF OF THE GUARDIAN INSURANCE & ANNUITY COMPANY. RECENTLY YOU SHOULD HAVE RECEIVED MATERIALS IN THE MAIL REGARDING A SHAREHOLDER MEETING TO BE HELD ON APRIL 13, 2012. DID YOU RECEIVE THESE MATERIALS?

GUARDIAN IS ASKING YOU TO INSTRUCT THEM ON HOW TO VOTE YOUR INTERESTS IN RS PARTNERS VIP SERIES REGARDING A PROPOSAL FOR THAT FUND TO BE LIQUIDATED. THE PROPOSAL TO LIQUIDATE THE FUND IS DESCRIBED IN MORE DETAIL IN THE PROXY MATERIALS.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT. YOU MAY PROVIDE GUARDIAN WITH YOUR VOTING INSTRUCTIONS IN ONE OF SEVERAL WAYS: YOU CAN RETURN THE PROXY VOTING CARD WHICH MUST ARRIVE BY APRIL 12TH, YOU MAY SUBMIT YOUR VOTING INSTRUCTIONS ON-LINE OR BY PHONE BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD, OR I CAN TAKE YOUR VOTING INSTRUCTIONS NOW OVER THE PHONE AFTER I CONFIRM SOME BASIC INFORMATION [IF SO, PLEASE SEE BELOW].

PLEASE CONFIRM YOU FULL NAME AND ADDRESS:

PLEASE CONFIRM THAT YOU ARE AUTHORIZED TO DIRECT THE VOTING OF THE SHARES:

I AM NOW GOING TO STATE THE PROPOSAL. YOU ARE BEING ASKED TO INDICATE HOW YOU WANT GUARDIAN TO VOTE ON THE APPROVAL OF A PLAN OF LIQUIDATION TO LIQUIDATE RS PARTNERS VIP SERIES AND DISTRIBUTE THE LIQUIDATION PROCEEDS TO THE SHAREHOLDERS OF THE FUND, ALL AS DESCRIBED IN THE PROXY STATEMENT.

PLEASE INDICATE WHETHER OR NOT YOU APPROVE OF THE PROPOSAL BY INDICATING A VOTE “FOR,” OR “AGAINST” THE PROPOSAL. YOU ALSO HAVE THE OPTION TO “ABSTAIN” FROM VOTING.

THANK YOU FOR YOUR TIME. A CONFIRMATION OF YOUR VOTING INSTRUCTIONS WILL FOLLOW BY MAIL.

[ALTERNATIVE:]

HELLO MY NAME IS                    AND I AM CALLING ON BEHALF OF THE GUARDIAN INSURANCE & ANNUITY COMPANY. RECENTLY YOU SHOULD HAVE RECEIVED MATERIALS IN THE MAIL REGARDING A SHAREHOLDER MEETING TO BE HELD ON APRIL 13, 2012. GUARDIAN IS ASKING YOU TO INSTRUCT THEM ON HOW TO VOTE YOUR INTERESTS IN RS PARTNERS VIP SERIES REGARDING A PROPOSAL FOR THAT FUND TO BE LIQUIDATED. THE PROPOSAL TO LIQUIDATE THE FUND IS DESCRIBED IN MORE DETAIL IN THE PROXY MATERIALS.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT. YOU MAY PROVIDE GUARDIAN WITH YOUR VOTING INSTRUCTIONS IN ONE OF SEVERAL WAYS: YOU CAN RETURN THE PROXY VOTING CARD WHICH MUST ARRIVE BY APRIL 12TH, OR YOU MAY SUBMIT YOUR VOTING INSTRUCTIONS ON-LINE OR BY PHONE BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD. THANK YOU FOR YOUR ASSISTANCE. IF YOU HAVE ANY QUESTIONS, PLEASE CALL 1-800-XXX-XXXX.